ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Federated GNMA Trust. The Report covers the 12-month reporting period from February 1, 1998 through January 31, 1999 and includes the fund's investment review, portfolio holdings, and financial statements.

In pursuit of monthly income, the fund's portfolio invests at least 65% of its assets in a portfolio of Government National Mortgage Association (GNMA) securities. Dividends paid by the fund during the 12-month reporting period totaled $0.70 per share for Institutional Shares and $0.68 per share for Institutional Service Shares. Net asset value for both share classes was unchanged at $11.38 on the first and last day of the 12-month reporting period. Total returns, for the 12-month reporting period, for Institutional Shares and Institutional Service Shares were 6.30% 1 and 6.11%,1 respectively. The fund's net assets totaled $1.1 billion on the last day of the period.

Thank you for selecting Federated GNMA Trust as a prudent, professionally managed way to pursue investment income. Your questions and comments are always welcome.

Sincerely,

[Graphic]

Glen R. Johnson

President

March 15, 1999

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

The Federated GNMA Trust (the "Fund") is designed for shareholders seeking participation in a professionally managed portfolio of GNMA securities guaranteed as to the payment of principal and interest by the U.S. government. (Fund shares are not guaranteed or insured by the U.S. government or any government agency.) The Fund offers daily liquidity, 1 credit control and other advantages over comparable U.S. Treasury securities, while at the same time allowing investors to avoid the complexities of managing a portfolio of mortgage-backed securities. Shareholders hold an interest in a diversified portfolio managed under a set of highly conservative disciplines.

During the annual reporting period, the U.S. Treasury market put in a stellar performance by outperforming other major fixed income asset classes. The key factors driving the performance of Treasury securities in 1998 were reductions in Treasury supply due to the first budget surplus in close to 30 years, declining commodity prices, emerging market contagion, and heightened liquidity premiums. While the U.S. economy continued to post strong growth in 1998, the overall performance and shape of the U.S. Treasury yield curve were driven by events taking place in other markets. The first half of the annual reporting period saw a continued flattening of the yield curve between the 2- and 30-year U.S. Treasury securities. During this time period, the yield spread between the 2- and 30-year U.S. Treasury securities declined from 50 to 23 basis points. The turning point for investors was the emerging market crisis in Russia and Latin America. As this crisis unfolded, investors favored the most liquid U.S. Treasury securities available and avoided all other fixed income asset classes. This risk aversion drove U.S. Treasury rates to levels not seen in a generation and spreads on non-U.S. Treasury assets to their widest point in 10 years. At the peak of this turmoil, the yield on the 30- year U.S. Treasury reached a low of 4.71%. During this period, the Federal Reserve Board eased 75 basis points over a three-month time period to provide stability to the capital markets. As the market stabilized, there was a partial reversal of the flight to quality activity, and the U.S. Treasury market gave back some of the gains. With the return to stability and a focus on the domestic economy, investors in the mortgage-backed sector started to benefit as the new year began. Current valuation in the mortgage market continues to highlight the attractiveness of the sector on an option-adjusted spread basis versus other fixed income sectors.

Current portfolio strategy targets an effective duration of 2.66 years, which is neutral to the Lehman Brothers GNMA. 2 The asset allocation mix reflects a blend of GNMA mortgage securities with a diversified range of coupons averaging 7.07%. During the annual reporting period, the Fund continued to emphasize the 6% to 7% coupon sector. Given the boom in the housing market, this coupon sector has become a much larger part of the overall GNMA universe. The purchases continue to focus on newly- originated GNMA securities. The GNMA borrower tends to be slow to take advantage of refinancing due to income constraints and the inability to finance the up-front costs. Prepayments on current GNMA securities have averaged 15% to 25% slower than comparable conventional securities.

1 Redemption is at the then-current net asset value, which may be more or less than the original cost.

2 The Lehman Brothers GNMA Index is a total comprehensive GNMA index composed of 30-year GNMA pass-throughs, 15-year GNMA pass-throughs, and GNMA GPMs. This index is unmanaged and investments cannot be made in an index.

In the several weeks prior to the Fund's fiscal year end, there was a proposal put forth to sell the GNMA agency to a private entity. The idea is designed as a one-time revenue raising measure to fund other non-mortgage related programs. The details of the potential GNMA privatization are incomplete, and it appears that any new entity would not carry the full faith and credit status. The plan is currently on hold due to the fact that the sale would probably not raise the projected amount. In addition, the inevitable outcome would be to raise the borrowing costs for the low and moderate income borrowers serviced by the FHA and VA programs. The initial proposal created a flurry of concern for mortgage investors as to potential implications for the overall mortgage market. These concerns have subsequently diminished.

Overall, our view on the mortgage market is positive as we move into 1999. We believe that mortgages will perform well due to strong technical and fundamental factors. In terms of fundamentals, mortgages underperformed last year due to mortgage rates declining to 30-year lows, creating two major refinancing waves. With mortgage origination rates having increased substantially, and prepayments having peaked for this cycle, the outlook for mortgages is positive. The technical situation is positive due to decreasing supply and increasing demand. Origination from the mortgage bankers has declined accompanied by a pickup in investor demand due to attractive yield spreads over comparable duration U.S. Treasurys.

As of January 31, 1999, the Fund produced an annualized total return of 6.30% 3 on the Institutional Shares and a 6.11%3 return for the Institutional Service Shares. This compares to a 6.66% return on the Lehman Brothers GNMA Index. Rated AAAf 4 by Standard & Poor's, for credit quality, the Fund remains committed to pursuing competitive yields and daily liquidity.

3 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

4 An AAAf rating means that the Fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

GROWTH OF $25,000 INVESTED IN FEDERATED GNMA TRUST-INSTITUTIONAL SHARES

Graphic Presentation omitted.  See Appendix A.1


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 1999
1 Year                                                      6.30%
5 Year                                                      6.53%
10 Year                                                     8.54%
Start of Performance (3/23/82)                             10.13%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated GNMA Trust (Institutional Shares) (the "Fund") from January 31, 1989 to January 31, 1999 compared to the Salomon Brothers 30-Year GNMA Index (SB30YRGI),1 the Lipper GNMA Funds Average (LGFA)2 and the Lehman Brothers GNMA Index (LBGNMA).1

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The SB30YRGI, LGFA and the LBGNMA have been adjusted to reflect reinvestment of dividends on securities in the indices and average. The SB30YRGI and LBGNMA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

2 The LGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $25,000 INVESTED IN FEDERATED GNMA TRUST-INSTITUTIONAL
SERVICE SHARES


Graphic Presentation omitted.  See Appendix A.2

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 1999
1 Year                                                        6.11%
5 Year                                                        6.32%
Start of Performance (5/30/92)                                6.58%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated GNMA Trust (Institutional Service Shares) (the "Fund") from May 30, 1992 (start of performance) to January 31, 1999 compared to the Salomon Brothers 30-Year GNMA Index (SB30YRGI),1 the Lipper GNMA Funds Average (LGFA)2 and the Lehman Brothers GNMA Index (LBGNMA).1

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The SB30YRGI, LGFA and the LBGNMA have been adjusted to reflect reinvestment of dividends on securities in the indices and average. The SB30YRGI and LBGNMA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

2 The LGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

JANUARY 31, 1999




PRINCIPAL
AMOUNT                                                                                      VALUE
                     LONG-TERM GOVERNMENT OBLIGATIONS-98.5%
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-98.5% 1
  $  96,312,436      6.000%, 11/15/2023 - 1/15/2029                                $    95,625,766
    227,888,238   2  6.500%, 10/15/2023 - 12/15/2028                                   230,735,077
    292,143,471      7.000%, 5/15/2023 - 1/15/2029                                     299,456,791
    255,391,527      7.500%, 5/15/2022 - 12/15/2028                                    263,882,808
    129,963,700      8.000%, 3/15/2017 - 1/15/2029                                     135,814,297
     13,624,748      8.500%, 10/15/2017                                                 14,586,928
                     TOTAL LONG-TERM GOVERNMENT OBLIGATIONS
                    (IDENTIFIED COST $1,018,978,749)                                 1,040,101,667
                     REPURCHASE AGREEMENTS-4.9% 3
     24,800,000 4, 5 J.P. Morgan & Co., Inc., 4.820%, dated 1/19/1999, due
                     2/22/1999                                                          24,800,000
     26,485,000      Societe Generale, New York, 4.730%, dated 1/29/1999, due
                     2/1/1999                                                           26,485,000
                     TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                    51,285,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $1,070,263,749) 6          $ 1,091,386,667


1 Because of monthly principal payments, the average lives of the Government National Mortgage Association modified Pass-Through securities, (based upon Federal Housing Authority/Veterans Administration historical experience) are less than the stated maturities.

2 All or a portion of this security is subject to a future dollar roll transaction.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if creditworthiness of the issuer is downgraded.

5 Security held as collateral for future dollar roll transaction.

6 The cost of investments for federal tax purposes amounts to $1,070,263,749. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $21,122,918, which is comprised of $21,382,989 appreciation and $260,071 depreciation as of January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($1,055,489,001) as of January 31, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JANUARY 31, 1999



ASSETS:
Total investments in securities, at value (identified and
tax cost $1,070,263,749)                                                           $ 1,091,386,667
Cash                                                                                         4,718
Income receivable                                                                        5,813,304
Receivable for investments sold                                                         11,032,108
Receivable for shares sold                                                                 821,041
TOTAL ASSETS                                                                         1,109,057,838
LIABILITIES:
Payable for investments purchased                                 $ 46,891,817
Payable for shares redeemed                                          3,021,463
Income distribution payable                                          3,491,560
Accrued expenses                                                       163,997
TOTAL LIABILITIES                                                                       53,568,837
Net assets for 92,709,873 shares outstanding                                       $ 1,055,489,001
NET ASSETS CONSIST OF:
Paid in capital                                                                    $ 1,133,037,411
Net unrealized appreciation of investments                                              21,122,918
Accumulated net realized loss on investments                                           (98,663,848)
Distributions in excess of net investment income                                            (7,480)
TOTAL NET ASSETS                                                                   $ 1,055,489,001
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
INSTITUTIONAL SHARES:
$991,334,411 / 87,074,855 shares outstanding                                                $11.38
INSTITUTIONAL SERVICE SHARES:
$64,154,590 / 5,635,018 shares outstanding                                                  $11.38


See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED JANUARY 31, 1999



INVESTMENT INCOME:
Interest (net of dollar roll expense of $2,009,729)                                                  $  74,859,077
EXPENSES:
Investment advisory fee                                                           $  4,438,230
Administrative personnel and services fee                                              836,606
Custodian fees                                                                          79,955
Transfer and dividend disbursing agent fees and expenses                               174,937
Directors'/Trustees' fees                                                               18,736
Auditing fees                                                                           20,969
Legal fees                                                                               6,851
Portfolio accounting fees                                                              150,635
Distribution services fee-Institutional Service Shares                                 158,775
Shareholder services fee-Institutional Shares                                        2,615,122
Shareholder services fee-Institutional Service Shares                                  158,775
Share registration costs                                                                34,123
Printing and postage                                                                    31,501
Insurance premiums                                                                      11,208
Taxes                                                                                       75
Miscellaneous                                                                            8,144
TOTAL EXPENSES                                                                       8,744,642
WAIVERS AND REIMBURSEMENTS:
Waiver of distribution services fee-Institutional Service
Shares                                                         $   (154,329)
Waiver of shareholder services fee-Institutional Shares          (1,673,678)
Waiver of shareholder services fee-Institutional Service
Shares                                                               (4,446)
TOTAL WAIVERS                                                                       (1,832,453)
Net expenses                                                                                             6,912,189
Net investment income                                                                                   67,946,888
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                        12,243,870
Net change in unrealized depreciation of investments                                                   (11,968,147)
Net realized and unrealized gain on investments                                                            275,723
Change in net assets resulting from operations                                                       $  68,222,611


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets





YEAR ENDED JANUARY 31                                                       1999                  1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                            $    67,946,888       $    79,056,637
Net realized gain on investments ($12,165,305 and
$10,112,724, respectively, as computed for federal tax
purposes)                                                             12,243,870            10,112,724
Net change in unrealized appreciation/depreciation                   (11,968,147)           16,065,946
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        68,222,611           105,235,307
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Institutional Shares                                                 (64,170,667)          (74,565,995)
Institutional Service Shares                                          (3,776,221)           (4,498,183)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS
TO SHAREHOLDERS                                                      (67,946,888)          (79,064,178)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                         239,681,334           213,783,903
Net asset value of shares issued to shareholders in payment
of distributions declared                                             22,096,774            23,518,122
Cost of shares redeemed                                             (355,657,998)         (387,970,458)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               (93,879,890)         (150,668,433)
Change in net assets                                                 (93,604,167)         (124,497,304)
NET ASSETS:
Beginning of period                                                1,149,093,168         1,273,590,472
End of period                                                    $ 1,055,489,001       $ 1,149,093,168


See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED JANUARY 31                         1999           1998           1997           1996            1995
NET ASSET VALUE, BEGINNING OF PERIOD        $11.38         $11.13         $11.34         $10.61          $11.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.70           0.73           0.74           0.78            0.82
Net realized and unrealized gain (loss)
on investments                                   -           0.25          (0.21)          0.73           (1.03)
TOTAL FROM INVESTMENT OPERATIONS              0.70           0.98           0.53           1.51           (0.21)
LESS DISTRIBUTIONS:
Distributions from net investment income     (0.70)         (0.73)         (0.74)         (0.77)          (0.82)
Distributions in excess of net
investment income 1                              -              -              -          (0.01)              -
TOTAL DISTRIBUTIONS                          (0.70)         (0.73)         (0.74)         (0.78)          (0.82)
NET ASSET VALUE, END OF PERIOD              $11.38         $11.38         $11.13         $11.34          $10.61
TOTAL RETURN 2                                6.30%          9.17%          4.97%         14.61%          (1.71%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                      0.61%          0.60%          0.60%          0.60%           0.56%
Net investment income                         6.13%          6.57%          6.74%          7.02%           7.51%
Expense waiver/reimbursement 3                0.16%          0.18%          0.20%          0.20%              -
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)   $991,334     $1,087,227     $1,199,733     $1,352,894      $1,442,074
Portfolio turnover                             104%            74%            63%            43%            136%


1 Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




YEAR ENDED JANUARY 31                       1999         1998       1997         1996         1995
NET ASSET VALUE, BEGINNING
OF PERIOD                                 $11.38       $11.13     $11.34       $10.61       $11.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.68         0.72       0.74         0.78         0.79
Net realized and unrealized gain (loss)
on investments                                 -         0.24      (0.23)        0.71        (1.03)
TOTAL FROM
INVESTMENT OPERATIONS                       0.68         0.96       0.51         1.49        (0.24)
LESS DISTRIBUTIONS:
Distributions from net
investment income                          (0.68)       (0.71)     (0.72)       (0.76)       (0.79)
NET ASSET VALUE, END OF PERIOD            $11.38       $11.38     $11.13       $11.34       $10.61
TOTAL RETURN 1                              6.11%        8.95%      4.76%       14.39%       (1.92%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                    0.77%        0.78%      0.80%        0.80%        0.77%
Net investment income                       5.97%        6.39%      6.54%        6.82%        7.32%
Expense waiver/reimbursement 2              0.25%        0.25%      0.25%        0.25%        0.14%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $64,155      $61,866    $73,857     $123,614     $120,427
Portfolio turnover                           104%          74%        63%          43%         136%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JANUARY 31, 1999

ORGANIZATION

Federated GNMA Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The Fund's objective is to obtain current income by investing in instruments issued or guaranteed by the Government National Mortgage Association.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards. The following reclassifications have been made to the financial statements.


              INCREASE (DECREASE)
                  ACCUMULATED      UNDISTRIBUTED
                 NET REALIZED     NET INVESTMENT
PAID-IN CAPITAL   GAIN/LOSS           INCOME
 ($1,611,461)      $1,618,941       ($7,480)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At January 31, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $98,742,414, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


EXPIRATION YEAR   EXPIRATION AMOUNT
2001                   $  5,182,436
2003                     71,738,355
2004                     21,821,623


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:



YEAR ENDED JANUARY 31                                        1999                           1998
INSTITUTIONAL SHARES:                               SHARES          AMOUNT         SHARES           AMOUNT
Shares sold                                       19,361,451   $  219,785,865    17,914,645   $   200,749,424
Shares issued to shareholders in payment of
distributions declared                             1,742,970       19,791,254     1,884,677        21,084,267
Shares redeemed                                  (29,566,047)    (335,709,442)  (32,057,270)     (359,010,618)
NET CHANGE RESULTING FROM
INSTITUTIONAL SHARE TRANSACTIONS                  (8,461,626)  $  (96,132,323)  (12,257,948)  $  (137,176,927)

YEAR ENDED JANUARY 31                                        1999                           1998
INSTITUTIONAL SERVICE SHARES:                       SHARES          AMOUNT         SHARES           AMOUNT
Shares sold                                        1,752,306   $   19,895,469     1,159,988   $    13,034,477
Shares issued to shareholders in payment of
distributions declared                               203,023        2,305,520       217,640         2,433,855
Shares redeemed                                   (1,757,129)     (19,948,556)   (2,576,723)      (28,959,840)
NET CHANGE RESULTING
FROM INSTITUTIONAL SERVICE
SHARE TRANSACTIONS                                   198,200   $    2,252,433    (1,199,095)  $   (13,491,508)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS                                (8,263,426)  $  (93,879,890)  (13,457,043)  $  (150,668,435)


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares annually to compensate FSC. FSC may voluntarily choose to waive any portion of its fees. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder account. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended January 31, 1999, were as follows:

Purchases     $ 1,312,477,432
Sales         $ 1,140,248,041


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

SUBSEQUENT EVENT (UNAUDITED)

Effective March 31, 1999, Federated Management, Adviser to the Fund, will merge into Federated Investment Management Company (formerly Federated Advisers).

Independent Auditors' Report

TO THE TRUSTEES AND SHAREHOLDERS OF

FEDERATED GNMA TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated GNMA Trust, (the "Fund") as of January 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended January 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 1999, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated GNMA Trust as of January 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts

March 18, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

ANTHONY R. BOSCH
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 ANNUAL REPORT
[Graphic]

Federated GNMA Trust

ANNUAL REPORT
TO SHAREHOLDERS

JANUARY 31, 1999

 [Graphic]
Federated GNMA Trust

 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 314184102

Cusip 314184201

G00613-01 (3/99)

[Graphic]







                                    APPENDIX

A.1 The graphic presentation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated GNMA Trust's Institutional Shares (the "Fund") is represented by a solid line. The Saloman Brothers 30-year GNMA Index (SB30YRGI), Lipper GNMA Funds Average (LGFA) and Lehman Brothers GNMA Index (LBGNMA) are represented by a dotted line, a dashed line and a broken line, respectively. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 investment in the Fund and SB30YRGI, LGFA, and LBGNMA. The "y" axis reflects the growth of the investment. The "x" axis reflects the computation period from 1/31/89 through 1/31/99. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to SB30YRGI, LGFA, and LBGNMA; the ending values were $56,715, $60,500, $54,450, and $60,156, respectively. There is also a legend in the lower left quadrant of the graphic presentation which indicates the Average Annual Total Return for the periods ended January 31, 1999, showing the one-year, five-year, ten-year, and from the start of performance of the Fund's Institutional Shares (3/28/82), the Average Annual Total Return are 6.30%, 6.53%, 8.54% and 10.13%, respectively.

A.2 The graphic presentation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated GNMA Trust's Institutional Service Shares (the "Fund") is represented by a solid line. The Saloman Brothers 30-year GNMA Index (SB30YRGI), Lipper GNMA Funds Average (LGFA) and Lehman Brothers GNMA Index (LBGNMA) are represented by a dotted line, a dashed line and a broken line, respectively. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 investment in the Fund and SB30YRGI, LGFA, and LBGNMA. The "y" axis reflects the growth of the investment. The "x" axis reflects the computation period from start of business 5/30/92 through 1/31/99. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to SB30YRGI, LGFA, and LBGNMA; the ending values were $38,268, $39,930, $38,344, and $41,080, respectively. There is also a legend in the lower left quadrant of the graphic presentation which indicates the Average Annual Total Return for the periods ended January 31, 1999, showing the one-year, five-year, and start of performance period; the Average Annual Total Return are 6.11%, 6.32%, and 6.58%, respectively.